Exhibit 10.1

                              AGREEMENT OF SUBLEASE

                                     between

                 INTERNEURON PHARMACEUTICALS, INC., Sublandlord

                                       and

                             GENTA, INC., Subtenant

                              Dated: March 31, 1999

PREMISES:

Portions of 200 Level
Ledgemont Development Center
128 Spring Street
Lexington, Massachusetts

                                SUBLEASE BETWEEN
                 INTERNEURON PHARMACEUTICALS, INC., SUBLANDLORD
                                       AND
                             GENTA, INC., SUBTENANT

         SUBLEASE made as of the 31st day of March, 1999 by and between INTERNEURON PHARMACEUTICALS, INC., a Delaware corporation, having an office at 99 Hayden Avenue, Lexington, Massachusetts 02173 (hereinafter called "Sublandlord"), and GENTA, INC., a Delaware corporation, having an office at 99 Hayden Avenue, Lexington, Massachusetts 02173 (hereinafter called "Subtenant").

                               W I T N E S S E T H

         WHEREAS:

         A. By lease dated February 5, 1997, as amended by that certain Side Agreement regarding indoor air quality dated January 31, 1997 and that certain First Amendment to Lease dated February 12, 1997 (the "First Amendment") (which lease, as the same has been and may hereafter be further amended, is hereinafter referred to as the "Overlease"), Ledgemont Realty Trust u/d/t dated December 12, 1984 (hereinafter called "Overlandlord") leased to Sublandlord certain space (hereinafter called the "Leased Space") in the building known as Ledgemont Development Center located at 128 Spring Street, Lexington, Massachusetts

(hereinafter called the "Building") in accordance with the terms of the Overlease. A copy of the Overlease is annexed hereto as Exhibit A.

         B. Sublandlord and Subtenant desire to consummate a subleasing of a portion of the Leased Space on terms and conditions contained in this agreement (hereinafter called the "Sublease").


         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, it is hereby agreed as follows:

         l.

         1.1. Sublandlord hereby leases to Subtenant and Subtenant hereby hires from Sublandlord the portion of the 200 level of the East Wing of the Building (comprising a portion of the Leased Space) shown hatched on Exhibit B annexed hereto and made a part hereof (hereinafter referred to as the "Premises"), for a term (the "Sublease Term") to commence on the date that Sublandlord delivers possession of the Premises to Subtenant (hereinafter called the "Sublease Commencement Date"), and to end on March 31, 2001 (hereinafter called the "Sublease Expiration Date"), or until such term shall sooner cease and terminate as herein provided.

         1.2. The annual fixed rent (hereinafter called "Fixed Rent") payable by Subtenant hereunder during the Sublease Term shall be paid to Sublandlord at the rate of FORTY-THREE THOUSAND FOUR HUNDRED FIFTY FOUR AND 26/100 ($43,454.26) DOLLARS per annum during the period commencing on the Sublease Commencement Date and ending on the Sublease Expiration Date. The Fixed Rent is to be paid by Subtenant to Sublandlord at Sublandlord's office (or such other location as Sublandlord shall designate) by



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

check drawn on a Massachusetts bank in equal monthly installments in advance, on the first day of each month during the Sublease Term without any set-off, off-set, abatement or reduction whatsoever. The security deposit payable with respect to Article 19 hereof shall be paid upon the execution of this Sublease by Subtenant.

         1.3. Simultaneous with the execution of this Sublease, Subtenant is paying to Sublandlord the sum of $6,174.77 which shall be applied by Sublandlord to the first (1st) monthly installment of Fixed Rent due hereunder.

         1.4. Sublandlord and Subtenant agree to the following with respect to Subtenant's use of services within and access to the Premises:

         (a) Subtenant may use: (i) the kitchen/lounge, (ii) the exercise facilities, provided and on condition that each of Subtenant's employees utilizing such exercise facilities furnishes Sublandlord with a written waiver of liability, satisfactory to Sublandlord, and (iii) either of the front training rooms (A or B), provided that Subtenant's employees shall not be entitled to use both front training rooms at the same time and provided further that any such use shall be subject to unavailability, including, without limitation, unavailability resulting from Sublandlord's employees priority status with respect to access to and use of the same.

         (b) Subtenant may utilize the administrative services of Richard Hector or any employee hereafter substituted by Sublandlord for Richard Hector, to the extent available and provided that all use of such administrative services shall first be approved by Sublandlord's office manager. Subtenant shall be billed from time to time for all such administrative services in excess of one hour per month at the hourly rate of $40.00, which Subtenant shall pay as additional rent within ten (10) days after being billed therefor.

         2.

         2.1. Subtenant shall not (a) assign this Sublease, nor (b) permit this Sublease to be assigned by operation of law or otherwise, nor (c) underlet all or any part of the Premises, nor (d) permit the Premises or any desk space therein to be occupied by any person(s) other than Subtenant, nor (e) pledge or encumber this Sublease, the term and estate hereby granted or the rentals hereunder.

         3.

         3.1. Except as herein otherwise expressly provided and except for the obligation to pay rent and additional rent under the Overlease, all of the terms, covenants, conditions and provisions in the Overlease are hereby incorporated in, and made a part of this Sublease, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto; the Sublandlord herein being substituted for the Landlord in the Overlease, and the Subtenant herein being substituted for the Tenant named in the Overlease; provided, however, that the Sublandlord herein shall not be liable for any defaults by Overlandlord. If the Overlease shall be terminated for any reason during the term hereof, then and in that event this Sublease shall thereupon automatically terminate and Sublandlord shall have no liability to Subtenant by reason thereof. Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Subtenant's right to possession, Subtenant will at once surrender and deliver up the Premises in good condition and repair, reasonable wear and tear excepted. Notwithstanding any language to the contrary contained in this Sublease, Subtenant agrees that Sublandlord may at any time after the date hereof surrender the Overlease and the premises demised thereunder to Overlandlord, provided

Overlandlord shall deliver a written agreement to Subtenant providing that notwithstanding such surrender Overlandlord shall not disturb Subtenant's occupancy of the Premises so long as Subtenant is not in default hereunder if Subtenant shall at Overlandlord's election either (i) attorn to Overlandlord as if Overlandlord were the sublandlord hereunder or (ii) enter into a lease with Overlandlord for the remaining term of the Sublease on the same terms and conditions contained herein.

         3.2. For purposes of this Sublease, the second paragraph of Section 2.1, Sections 2.3, 2.5, 2.6, 2.7, 2.8, 3.1, 4.1.1, 4.1.2, the second sentence of
Section 5.1.9, Sections 5.1.11, 5.2.3, 8.1, 9.1, Appendix A, Appendix E, and Paragraphs 1 and 2 of the First Amendment, and all references in the Overlease to the aforesaid Articles, Sections or Appendices of the Overlease between Overlandlord and Sublandlord shall not be incorporated in or made a part hereof. In addition, for the purposes of this Sublease, Article 1 of the Overlease is incorporated only to the extent the definitions contained therein are consistent with the terms hereof (i.e., references to Premises, Landlord, Tenant, Initial Term, Commencement Date, Rent Commencement Date, Ending Date, Annual Fixed
Rent-Initial Term, Extension Term, Annual Fixed Rent-Extension Term, Tenant Improvement Allowance, Parking Spaces, Tenant's Operating Percentage Share, Tenant's Tax Percentage Share and Broker are not applicable to this Sublease), and Sections 4.3.1, 4.3.2, 4.4.1, and 4.4.2 of the Overlease are incorporated herein only for the purposes of Article 11 of this Sublease.

         4.

         4.1. Subtenant has examined the Premises, is aware of the physical condition thereof, and agrees to take the same "as is," with the understanding that there shall be no obligation on the part of Sublandlord to perform any work, supply any materials or incur any expense whatsoever in connection with the preparation of the Premises for Subtenant's occupancy thereof.

         4.2. Subtenant shall pay to Sublandlord upon demand therefor as additional rent all costs incurred by Sublandlord in making the Premises available to the Subtenant, including, but not limited to costs to move Sublandlord's furniture, fixtures, computer and communications connections from the Premises and relocate and reinstall the same elsewhere. Upon termination of the Sublease, Subtenant shall pay to Sublandlord upon demand therefor all costs incurred by Sublandlord to restore the Premises to the condition as the same were prior to Subtenant's occupation thereof pursuant to this Sublease and all costs incurred by Sublandlord to move its furniture, fixtures, computer and communications connections back to and reinstall the same in the Premises to the extent they existed prior to this Sublease.

         5.

         5.1. Subtenant agrees that the Premises shall be occupied only as executive, administrative and general offices for Subtenant's business. 6.

         6.1. This Sublease is conditioned upon the consent by Overlandlord to this Sublease which consent shall be evidenced by Overlandlord's signature appended hereto or a separate consent in the form utilized by Overlandlord for such purposes.

         6.2.  Subtenant  stipulates  that it is familiar with the provisions of
Section 5.1.11 of the Overlease. In the event that Overlandlord shall exercise any of its options pursuant to Section 5.1.11 of the Overlease with respect to the Premises upon Sublandlord's request for

Overlandlord's consent to this Sublease, Sublandlord will so notify Subtenant and, upon receipt of such notification by Sublandlord, this Sublease shall be deemed to be null and void and without force or effect, and Sublandlord and Subtenant shall have no further obligations or liabilities to the other with respect to this Sublease.

         6.3. In the event Overlandlord shall not exercise any of its options pursuant to Section 5.1.11 of the Overlease with respect to the Premises, Sublandlord makes no representation with respect to obtaining Overlandlord's approval of this Sublease and, in the event that Overlandlord notifies Sublandlord that Overlandlord will not give such approval, Sublandlord will so notify Subtenant and, upon receipt of such notification by Sublandlord of the disapproval by Overlandlord, this Sublease shall be deemed to be null and void and without force or effect, and Sublandlord and Subtenant shall have no further obligations or liabilities to the other with respect to this Sublease.

         6.4. Except as otherwise specifically provided herein, wherever in this Sublease Subtenant is required to obtain Sublandlord's consent or approval, Subtenant understands that Sublandlord may be required to first obtain the consent or approval of Overlandlord. If Overlandlord should refuse such consent or approval, Sublandlord shall be released of any obligation to grant its consent or approval whether or not Overlandlord's refusal, in Subtenant's opinion, is arbitrary or unreasonable. Subtenant agrees that Sublandlord shall not be required to dispute any determinations or other assertions or claims of Overlandlord regarding the obligations of Sublandlord under the Overlease for which Subtenant is or may be responsible under the terms of this Sublease.

         7.



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

         7.1. Subtenant acknowledges that all services, repairs, restorations, equipment and access to and for the Premises and any insurance coverage of the Building will in fact be provided by Overlandlord, and Sublandlord shall have no obligation during the term of this Sublease to provide any such services, repairs, restorations, equipment, access or insurance. Subtenant agrees to look solely to Overlandlord for the furnishing of such services, repairs, restorations, equipment, access and insurance. Sublandlord shall in no event be liable to Subtenant nor shall the obligations of Subtenant hereunder be impaired or the performance thereof excused because of any failure or delay on
Overlandlord's part in furnishing such services, repairs, restorations, equipment, access or insurance. If Overlandlord shall default in any of its obligations to Sublandlord with respect to the Premises, Subtenant shall be entitled to participate with Sublandlord in the enforcement of Sublandlord's rights against Overlandlord, but Sublandlord shall have no obligation to bring any action or proceeding or to take any steps to enforce Sublandlord's rights against Overlandlord. If, after written request from Subtenant, Sublandlord shall fail or refuse to take appropriate action for the enforcement of Sublandlord's rights against Overlandlord with respect to the Premises within a reasonable period of time considering the nature of Overlandlord's default, Subtenant shall have the right to take such action in its own name, and for that purpose and only to such extent, all of the rights of Sublandlord under the Overlease hereby are conferred upon and assigned to Subtenant and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Premises. If any such action against Overlandlord in Subtenant's name shall be barred by reason of lack of privity, nonassignability or otherwise, Subtenant may take such action in Sublandlord's name provided Subtenant has obtained the prior written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed, provided, and Subtenant hereby agrees, that Subtenant shall indemnify and hold Sublandlord harmless from and against all liability, loss, damage or expense, including, without limitation, reasonable attorney's fees, which Sublandlord shall suffer or incur by reason of such action.

         7.2. Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Premises, to comply with and remedy any default claimed by Overlandlord and caused by Subtenant, within the period allowed to Sublandlord as tenant under the Overlease, even if such time period is shorter than the period otherwise allowed in the Overlease, due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Overlandlord. Sublandlord agrees to forward to Subtenant, upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as tenant under the Overlease. Subtenant agrees to forward to Sublandlord, upon receipt thereof, copies of any notices received by Subtenant with respect to the Premises from Overlandlord or from any governmental authorities.

         8.

         8.1. Sublandlord represents (a) that it is the holder of the interest of the tenant under the Overlease and (b) that the Overlease is in full force and effect.

         9.

         9.1. This Sublease is subject to, and Subtenant accepts this Sublease subject to, any amendments and supplements to the Overlease hereafter made between Overlandlord and Sublandlord, provided that any such amendment or supplement to the Overlease will not prevent or adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease, increase the obligations of Subtenant or decrease its rights under the Sublease or in any other way materially adversely affect Subtenant.

         9.2. This Sublease is subject and subordinate to the Overlease and to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This Section 9.2 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Subtenant shall execute promptly any certificate that Sublandlord may request.

         10.

         10.1. Subtenant covenants, represents and warrants that Subtenant has had no dealings or communications with any broker or agent in connection with the consummation of this Sublease, and Subtenant covenants and agrees to pay, hold harmless and indemnify Sublandlord from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent with respect to this Sublease or the negotiation thereof.

         11.

         11.1. Subtenant stipulates that it is familiar with the provisions of Sections 4.3.1. and 4.3.2. of the Overlease. In the event of any payment of additional rent by Sublandlord to Overlandlord during the term of this Sublease which is attributable to the provisions of Sections 4.3.1. and 4.3.2. of the Overlease (such additional rent payable by Sublandlord pursuant to Sections
4.3.1. and 4.3.2. of the Overlease being hereinafter called "Section 4.3 Rent"), then

Subtenant shall pay as additional rent pursuant to this Sublease an amount equal to 1.248% of the Section 4.3 Rent. For purposes of this Section 11.1 of this Sublease, the Premises shall be deemed to contain approximately 2,276 rentable square feet and the Leased Space shall be deemed to contain 182,317 square feet. At such time as the Section 4.3 Rent payable by Sublandlord is adjusted by reason of any change in the rentable area of the Leased Space, the percentage thereof payable by Subtenant to Sublandlord shall be similarly adjusted. At any time after payment by Sublandlord to Overlandlord of any Section 4.3 Rent, Sublandlord may deliver to Subtenant a statement with respect to the payment of the Section 4.3 Rent and, within ten (10) days after delivery of such statement, Subtenant shall pay to Sublandlord additional rent determined as aforesaid in this Section 11.1. Additional rent payable pursuant to this Section 11.1 shall be based solely upon actual payments made by Sublandlord pursuant to the provisions of Sections 4.3.1. and 4.3.2. of the Overlease. Subtenant shall not have the right to question the propriety of or the basis for any such payment and Sublandlord shall be under no obligation to contest any such payment. Sublandlord shall, however, at the written request of Subtenant, furnish to Subtenant evidence of such payment.

         11.2. Subtenant stipulates that it is familiar with the provisions of Sections 4.4.1. and 4.4.2. of the Overlease. In the event of any payment of additional rent by Sublandlord to Overlandlord during the term of this Sublease which is attributable to the provisions of Sections 4.4.1. and 4.4.2. of the Overlease (such additional rent payable by Sublandlord pursuant to Sections
4.4.1. and 4.4.2. of the Overlease being hereinafter called "Section 4.4 Rent"), then Subtenant shall pay as additional rent pursuant to this Sublease an amount equal to 4.473% of the Section 4.4 Rent. For purposes of this Section 11.2 of this Sublease, the Premises shall be deemed to contain approximately 2,276 rentable square feet and the Leased Space shall be deemed to contain 50,883 square feet. At such time as the Section 4.4 Rent payable by Sublandlord is adjusted by reason of any change in the rentable area of the Leased Space, the percentage thereof payable by Subtenant to
Sublandlord shall be similarly adjusted. At any time after payment by Sublandlord to Overlandlord of any Section 4.4 Rent, Sublandlord may deliver to Subtenant a statement with respect to the payment of the Section 4.4 Rent and, within ten (10) days after delivery of such statement, Subtenant shall pay to Sublandlord additional rent determined as aforesaid in this Section 11.2. Additional rent payable pursuant to this Section 11.2 shall be based solely upon actual payments made by Sublandlord pursuant to the provisions of Sections
4.4.1. and 4.4.2. of the Overlease. Subtenant shall not have the right to question the propriety of or the basis for any such payment and Sublandlord shall be under no obligation to contest any such payment. Sublandlord shall, however, at the written request of Subtenant, furnish to Subtenant evidence of such payment.

         11.3. Subtenant shall also pay to Sublandlord any "Tenant Surcharges" (as that term is hereinafter defined). "Tenant Surcharges" shall mean any and all amounts other than Fixed Rent, Section 4.3 Rent and Section 4.4 Rent which, by the terms of the Overlease, become due and payable by Sublandlord to Overlandlord as additional rent or otherwise and which would not have become due and payable but for the acts, requests for services, and/or failures to act of Subtenant, its agents, officers, representatives, employees, servants, contractors, invitees, licensees or visitors under this Sublease, including, but not limited to: (i) any increases in Overlandlord's fire, rent or other insurance premiums, as provided in Article 6 of the Overlease, resulting from any act or omission of Subtenant, (ii) any additional charges to Sublandlord on



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

account of Subtenant's use of heating, ventilation or air conditioning after hours, (iii) any charges which may be imposed on Sublandlord pursuant to the Overlease, to the extent that such charges are attributable to the Premises or the use thereof or services or utilities provided thereto, and (iv) any additional charges to Subtenant on account of Subtenant's use of cleaning and elevator services after hours or in excess of normal usage. Within a reasonable time after receipt by Sublandlord of any statement or written demand from Overlandlord, including any Tenant Surcharges, Sublandlord will furnish Subtenant with a copy of such statement or demand, together with Sublandlord's statement of the amount of any such Tenant Surcharges, and Subtenant shall pay to Sublandlord the amount of such Tenant Surcharges within five (5) days after Subtenant's receipt of such statement or demand; provided, however, that in any instance in which Subtenant shall receive any such statement or demand directly from Overlandlord, Subtenant may pay the amount of the same directly to Overlandlord. Payments shall be made pursuant to this Section 11.3 notwithstanding the fact that the statement to be provided by Sublandlord is furnished to Subtenant after the expiration of the term of this Sublease and notwithstanding the fact that by its terms this Sublease shall have expired or have been cancelled or terminated.

         12.

         12.1. Any notice, demand or communication which, under the terms of this Sublease or under any statute or municipal regulation must or may be given or made by the parties hereto, shall be in writing and given or made by mailing the same by registered or certified mail, return receipt requested, addressed to the party for whom intended at its address as aforesaid, except that, after the Sublease Commencement Date, Subtenant's address shall be deemed to be the Building unless Subtenant shall give notice to the contrary. Either party, however, may designate such new or other address to which such notices, demands or communications thereafter shall be given, made or mailed by notice given in the manner prescribed herein. Any such notice, demand or communication shall be deemed given or served, as the case may be, on the date of the posting thereof.

         13.

         13.1. Subtenant shall pay to Sublandlord 4.473% of the charges payable under Section 5.2.2 of the Overlease for electricity.

         13.2. Subtenant's use of electric current in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises.

         13.3. Sublandlord shall not be liable in any way to Subtenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Sublandlord.

         14.

         14.1.   Subtenant   may  make  no  changes,   alterations,   additions,
improvements or decorations in, to or about the Premises without Overlandlord's and Sublandlord's prior written consent.

         15.

         15.1. Subtenant agrees to look solely to Sublandlord's estate and interest in this Sublease, and the Premises, for the satisfaction of any right or remedy of Subtenant for the collection of a judgment (or other judicial process) requiring the payment of money by Sublandlord, in the event of any liability by Sublandlord, and no other property or assets of Sublandlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Subtenant's remedies under or with respect to this Sublease, the relationship of Sublandlord and Subtenant hereunder, or Subtenant's use and occupancy of the Premises, or any other liability of Sublandlord to Subtenant.

         16.

         16.1. So long as Subtenant pays all of the Fixed Rent and additional rent due under this Sublease and performs all of Subtenant's other obligations hereunder, Sublandlord shall not disturb or terminate Subtenant's leasehold estate hereunder, subject, however, to the terms, provisions and obligations of this Sublease and the Overlease.

         17.

         17.1. This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         17.2. This Sublease shall not be binding upon Sublandlord unless and until it is signed by Sublandlord and delivered to Subtenant. This Section 17.2 shall not be deemed to modify the provisions of Article 6 hereof.

         17.3. This Sublease constitutes the entire agreement between the parties and all representations and understandings have been merged herein.

         17.4. This Sublease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.

         17.5. The term "Sublandlord" as used in this Sublease shall mean only the Sublandlord named herein, so that in the event of any assignment of the Sublease, the Sublandlord named herein shall be and hereby is entirely freed and relieved of all future covenants, obligations and liabilities of Sublandlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest that the assignee of the Sublease has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Sublandlord hereunder.

         18.

         18.1. Subject to the Sublease Expiration Date set forth in Section 1.1 hereof, either Sublandlord or Subtenant may elect, at its option, to terminate this Sublease and the term and estate hereby granted, by written notice of such termination (hereinafter called the "Sublease Termination Notice") to the other party, which Sublease Termination Notice shall contain a surrender date (such date being hereinafter called the "Sublease Surrender Date"), which Sublease Surrender Date shall be the last day of the month designated in the Sublease Termination Notice which shall be not less than six (6) months following the date on which such Sublease Termination Notice is given.

         18.2. In the event of the giving of such Sublease Termination Notice by either Sublandlord or Subtenant, this Sublease and the term and estate hereby granted (unless the same shall have expired sooner pursuant to any of the conditions of limitation or other provisions of this Sublease or pursuant to law) shall terminate on the Sublease Surrender Date with the same effect as if such date were the date hereinbefore specified for the expiration of the term of this

Sublease, and the Fixed Rent and other charges payable hereunder shall be apportioned as of the Sublease Surrender Date.

         19.

         19.1. Subtenant has deposited with Sublandlord on the date hereof an amount equal to $6,174.77 as security for the faithful performance and observance by Subtenant of the terms, provisions, covenants and conditions of this Sublease. It is agreed that in the event Subtenant defaults in respect to any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, the payment of Fixed Rent and additional rent, Sublandlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Fixed Rent and additional rent or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Sublandlord. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Subtenant after the date fixed as the end of the Sublease and after delivery of entire possession of the Premises to Sublandlord. In the event of an assignment of the Sublease, Sublandlord shall have the right to transfer the security to the assignee and Sublandlord shall ipso facto be released by Subtenant from all liability for the return of such security; and Subtenant agrees to look solely to the new sublandlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new sublandlord. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Sublandlord applies or retains any portion or all of the security deposited, Subtenant shall restore the amount so applied or retained within 3 days after the application thereof so that at all times the amount deposited hereunder shall be equal to the amount set forth above.

         19.2. Sublandlord shall deposit the security in an interest-bearing account at Fleet Bank, and the interest earned thereon, less an administrative fee of one (1%) percent per annum of principal, shall be credited to Subtenant annually.

         20.

         20.1. Sublandlord represents that to the best of its knowledge there are no Hazardous Materials (as hereinafter defined) within the Premises. Sublandlord agrees to indemnify and hold Subtenant harmless from any expense paid or incurred in connection with the investigation, removal, containment, replacement, enclosure, encapsulation, abatement, remediation or other treatment or repairs or cleaning of areas (herein collectively called "remediation") in connection with the presence of Hazardous Materials in the Premises to the extent that such remediation is made necessary by Sublandlord's use or manner of use of the Premises and required under Legal Requirements existing as of the date hereof. For purposes hereof, the term "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, hazardous and toxic substances, or related materials, asbestos or any material containing asbestos, or any other substance or material, as defined by any federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the

Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. Hazardous Materials shall not include normal cleaning and/or normal office substances or materials.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                     INTERNEURON PHARMACEUTICALS, INC.,
                                        Sublandlord

                                     By: ________________________________
                                         Name:
                                         Title:

                                     GENTA, INC., Subtenant

                                     By: ________________________________
                                         Name:
                                         Title:

STATE OF MASSACHUSETTS  )
                        :  ss.:
COUNTY OF MIDDLESEX     )

         On the ____ day of April, 1999, before me personally came _______, to me known, who, being by me duly sworn, did depose and say that he resides in _______________ ______________; that he is the _________________ of GENTA, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                            ____________________________________
                                                         Notary Public

                                    EXHIBIT A

                                    Overlease

                    (Copy of Overlease to be annexed hereto)

                                    EXHIBIT B

                           Floor Plan of 200 Premises

                                (TO BE ATTACHED)